      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 2001
                                                     REGISTRATION NO. 333-______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------
                               GUIDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

            INDIANA                                            35-1931722
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                         111 MONUMENT CIRCLE, 29TH FLOOR
                           INDIANAPOLIS, INDIANA 46204
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (POSTAL CODE)

                              -------------------

                            2001 GUIDANT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                              -------------------

                              JOHN C. JENKINS, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                         111 MONUMENT CIRCLE, 29TH FLOOR
                           INDIANAPOLIS, INDIANA 46204
                                 (317) 971-2000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

                            VALERIE H. DIAMOND, ESQ.
                                    ATTORNEY
                                BAKER & MCKENZIE
                       TWO EMBARCADERO CENTER, 24TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 576-3000

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                            AMOUNT           PROPOSED             PROPOSED          AMOUNT OF
     TITLE OF EACH CLASS OF                  TO BE        MAXIMUM OFFERING     MAXIMUM AGGREGATE    REGISTRATION
   SECURITIES TO BE REGISTERED             REGISTERED      PRICE PER SHARE      OFFERING PRICE          FEE
------------------------------------------------------------------------------------------------------------------
Guidant Corporation Common Shares, no      5,000,000         $30.736(b)         $153,680,000(b)       $38,420
par value per share
==================================================================================================================

(a) Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement registers such indeterminate number of additional shares as may become issuable under the anti-dilution provisions contained in the 2001 Guidant Corporation Employee Stock Purchase Plan.
(b) The price is estimated in accordance with Rule 457(h)(1) of the Securities Act of 1933, solely for the purpose of calculating the registration fee and is the product of multiplying 5,000,000, the maximum number of shares issuable under the 2001 Guidant Corporation Employee Stock Purchase Plan that are covered by this registration statement, by 85% of $36.16, the average of the high and low prices per share of Guidant Corporation's Common Stock on the New York Stock Exchange--Composite Tape of May 23, 2001.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents are incorporated by reference in this registration statement:

     (i) The latest annual report of Guidant Corporation (the "Company") for the fiscal year ended December 31, 2000 filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (ii) All other reports filed by the Company pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's latest annual report referred to in Item 3(i) above;

     (iii) The description of the Company's common stock set forth in the Company's Registration Statement on Form 8-A.

All documents filed by the Company after the date of this registration statement pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment (that indicates all securities offered have been sold or deregisters all securities then remaining unsold), shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Copies of the documents incorporated by reference above may be requested from the Company without charge, except the exhibits (unless we have specifically incorporated by reference an exhibit in this Prospectus), by writing to:

     Guidant Corporation
     111 Monument Circle, 29th Floor
     P.O. Box 44906
     Indianapolis, Indiana  46244-0906
     Telephone:  (317) 971-2000
     Attention:  Secretary
     Internet address:  http://www.guidant.com


ITEM 4.  DESCRIPTION OF SECURITIES

Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

The legality of the common stock offered by this Prospectus has been passed upon for the Company by John C. Jenkins, Vice President and General Counsel of the Company. Mr. Jenkins has options to purchase Company common stock, owns shares of Company common stock individually and as a participant in the Company's employee savings and stock ownership plan, and is eligible to participate in Guidant Corporation's 1994 and 1998 Stock Option Plans and this Employee Stock Purchase Plan.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Indiana Business Corporation Law provides that a corporation, unless limited by its Articles of Incorporation, is required to indemnify its directors and officers against reasonable expenses incurred in the successful defense of any proceeding arising out of their serving as a director or officer of the corporation.

As permitted by the Indiana Business Corporation Law, the Company's Articles of Incorporation provide for indemnification of directors, officers, employees and agents of the Company against any and all liability and reasonable expense that may be incurred by them, arising out of any claim or action, civil or criminal, in which they may become involved by reason of being or having been a director, officer, employee or agent. The Company's Articles of Incorporation require indemnification to the fullest extent permitted by the Indiana Business Corporation Law.

Officers and directors of the Company are insured, subject to certain exclusions and deductible and maximum amounts, against loss from claims arising in connection with them acting in their respective capacities, which include claims under the Securities Act of 1933.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

ITEM 8.  EXHIBITS

See Index to Exhibits.

ITEM 9.  UNDERTAKINGS

(a)      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of the 2001 Guidant Corporation Employee Stock Purchase Plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant, Guidant Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, United States, on the 21st day of May, 2001.


                                       GUIDANT CORPORATION
                                       (Registrant)


                                       By: /s/  Ronald W. Dollens
                                          -------------------------------
                                           Ronald W. Dollens
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE                                   TITLE                                DATE
        ---------                                   -----                                ----

/s/  James M. Cornelius                Chairman of the Board and Director             May 21, 2001
------------------------
James M. Cornelius


/s/  Ronald W. Dollens               President, Chief Executive Officer and           May 21, 2001
----------------------               Director (principal executive officer)
Ronald W. Dollens


/s/  Keith E. Brauer                   Chief Financial Officer (principal             May 21, 2001
--------------------                          financial officer)
Keith E. Brauer


/s/  Michael A. Sherman                     Corporate Controller and                  May 21, 2001
-----------------------               Chief Accounting Officer (principal
Michael A. Sherman                             accounting officer)

/s/ Kim B. Clark
-------------------------                           Director                          May 21, 2001
Kim B. Clark


/s/  Maurice A. Cox, Jr.                            Director                          May 21, 2001
------------------------
Maurice A. Cox, Jr.



        SIGNATURE                                   TITLE                                DATE
        ---------                                   -----                                ----

/s/  Nancy-Ann Min DeParle                          Director                          May 21, 2001
--------------------------
Nancy-Ann Min DeParle


/s/  Enrique C. Falla                               Director                          May 21, 2001
---------------------
Enrique C. Falla


/s/  Michael Grobstein                              Director                          May 21, 2001
----------------------
Michael Grobstein


/s/  J.B. King                                      Director                          May 21, 2001
----------------------
J.B. King


/s/  Susan B. King                                  Director                          May 21, 2001
----------------------
Susan B. King


/s/  J. Kevin Moore                                 Director                          May 21, 2001
----------------------
J. Kevin Moore


/s/  Mark Novitch                                   Director                          May 21, 2001
----------------------
Mark Novitch, M.D.


/s/ Eugene L. Step                                  Director                          May 21, 2001
----------------------
Eugene L. Step


/s/ Ruedi E. Wager                                  Director                          May 21, 2001
----------------------
Ruedi E. Wager, Ph.D.


----------------------------                        Director                          May 21, 2001
August M. Watantabe, M.D.


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the 2001 Guidant Corporation Employee Stock Purchase Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, United States, on the 21st day of May, 2001.



        SIGNATURE                                           TITLE                                DATE
        ---------                                           -----                                ----


/s/   Mark Harrold                                 Member of the Plan Committee                May 21, 2001
------------------------------------
Mark Harrold


/s/   Kristin Sherman                              Member of the Plan Committee                May 21, 2001
------------------------------------
Kristin Sherman

                                  EXHIBIT INDEX

EXHIBIT        NAME
NUMBER


  4.1          2001 Guidant Corporation Employee Stock Purchase Plan

  4.2 Specimen of Certificate for Common Stock (Incorporated herein by reference to the identical exhibit filed as part of the Company's Registration Statement on Form S-1 File No. 33-83934.)

  5 Opinion of John C. Jenkins, Vice President and General Counsel of the Company, as to the legality of the securities being registered

 23.1          Consent of Ernst & Young LLP, independent auditors

 23.2          Consent of Counsel (included in Opinion filed as Exhibit 5)